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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 9, 2004

                       Allegheny Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                  (State or Other Jurisdiction of Incorporation

         1-12001                                         25-1792394
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 (Commission File Number)                     (IRS Employer Identification No.)

      1000 PPG Place, Pittsburgh, Pennsylvania                     15222-5479
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      (Address of Principal Executive Offices)                     (Zip Code)

                                 (412) 394-2800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 9, 2004, the board of directors of Allegheny Technologies Incorporated (the "Company") (1) approved an increase in the annual retainer fee payable to non-employee members of the board of directors for services they render to the Company, (2) adopted stock ownership guidelines for board members; and (3) froze and discontinued the Company's Fee Continuation Plan for Non-Employee Directors.

Beginning in January 2005, the annual retainer fee payable by the Company to its non-employee directors was increased to $60,000 per year. In taking this action, the board encouraged directors to obtain a meaningful stock ownership interest in the Company. Under the terms of the Company's Non-Employee Director Stock Compensation Plan, each non-employee director receives at least 25% of the annual retainer fee in the form of Allegheny Technologies Common Stock and/or options to acquire Common Stock. The Board also determined that directors will be expected to own shares of Common Stock of the Company having a market value of at least two times the annual retainer amount within five years, or within five years of first becoming a director, whichever occurs first, and at least three times the annual retainer amount within a reasonable time thereafter.

In terminating the Fee Continuation Plan, the board froze the amount payable under the plan. Under the frozen plan, an amount equal to the annual retainer fee in effect for 2004 will be paid for each year of the current director's credited service as a director (as defined in the Plan) up to a maximum of ten years. Previously, the annual benefit amount equaled the retainer fee in effect when the director retired from the Board.

The amounts payable were approved by the board of directors, but except for the Fee Continuation Plan, are not set forth in any written agreements between the non-employee directors and the Company.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ALLEGHENY TECHNOLOGIES INCORPORATED


                                  By: /s/ Jon D. Walton
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                                      Jon D. Walton
                                      Executive Vice President, Human Resources,
                                      Chief Legal and Compliance Officer,
                                      General Counsel and Corporate Secretary


Dated:  December 10, 2004